Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Martin P. Klein, as Acting President and Acting Chief Executive Officer; Senior Vice President—Chief Financial Officer of Genworth Financial, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)	the accompanying Quarterly Report on Form 10-Q of the Company for the nine months ended September 30, 2012 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 2, 2012

/s/ MARTIN P. KLEIN
Martin P. Klein Acting President and Acting Chief Executive Officer; Senior Vice President—Chief Financial Officer (Principal Executive and Principal Financial Officer)